Supplement dated February 13, 2015
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Mondrian International Small Cap Fund	5/1/2014
The Board of Trustees of the fund listed above (the Fund) has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.
Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about May 1, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date. If the Fund has not received a redemption request prior to the Liquidation Date, shares will be automatically redeemed.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund’s subadviser, Mondrian Investment Partners Limited, subject to the oversight of the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
The Fund will pay out all distributable income and capital gains on or prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable.
Shareholders should retain this Supplement for future reference.
S-6546-45 A (2/15)